Comprehensive Income	12 Months Ended
Dec. 31, 2011
Comprehensive Income

16. Comprehensive Income

Comprehensive income represents changes in partners’ capital during the reporting period, including net income and charges directly to partners’ capital which are excluded from net income. The following table sets forth the components of comprehensive income for the periods presented:

	Year Ended December 31,
	2011	2010	2009
Net income	$96,343	$64,187	$62,911
Unrealized holding losses on derivative activities	—	—	(506)
Reclassification adjustment for derivative activities	334	1,804	3,356

Comprehensive income	$96,677	$65,991	$65,761

Included in the accumulated other comprehensive income on the balance sheet at December 31, 2011 is $0.7 million of gains relating to Interest Rate Swaps on which we discontinued hedge accounting. The $0.7 million gain will be recognized in earnings through the end of 2012 as the hedged transactions settle. See Note 6, “Derivative Instruments.”